UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) May 5, 2005
                                                       (May 2, 2005)
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                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27907                                     77-0461990
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      (Commission File Number)               (IRS Employer Identification No.)

120 West 45th Street, 35th Floor, New York, New York                  10036
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 703-5900
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     The disclosure contained in Item 5.02 below is incorporated herein by reference.

Item 2.02   Results of Operations and Financial Condition.

     On May 5, 2005, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing its financial results for the first quarter ended March 31, 2005. In addition, in such press release NetRatings announced its revenues and earnings guidance for the fiscal quarter ending June 30, 2005 and for the fiscal year ending December 31, 2005. To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, the Company has used non-GAAP financial measures in the press release. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP financial measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

     The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) On May 2, 2005, the Company appointed Forrest Didier as the Managing Director, Asia-Pacific/Latin America.

     From August 2001 until joining NetRatings, Mr. Didier was the Managing Director of Asia Pacific for Nielsen Media Research International. From 1982 through August 2001, Mr. Didier held various senior-level positions within ACNielsen in the United States and Asia Pacific.

     Pursuant to the terms of the offer letter to Mr. Didier, Mr. Didier's base salary is AUD $268,000 per year and is subject to review by the Board of Directors of the Company. Mr. Didier will also be eligible to participate in the Company's executive bonus plan pursuant to which Mr. Didier could receive an annual bonus in an amount equal to up to 50% of his annual income. Under the terms of the offer letter, the Company will grant to Mr. Didier 30,000 shares of Restricted Common Stock. Such shares of Restricted Common Stock shall be granted pursuant to the Amended and Restated 1998 Stock Plan.

     The Company will provide Mr. Didier with reimbursement for reasonable relocation expenses as set forth in the offer letter. If Mr. Didier is involuntarily terminated from his position with the Company other than for cause or if he resigns as a result of certain specified actions taken by the Company, then he will be entitled to receive additional cash compensation equal to six months' annual salary as in effect immediately prior to the date of termination.

     There are no arrangements between Mr. Didier and any other persons pursuant to which Mr. Didier was selected as an officer, nor are there any family relationships between Mr. Didier and any director, executive officer or any other person that are required to be disclosed under Item 401(d) of Regulation S-K. There are no transactions to which the Company is a party and in which Mr. Didier had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

     The above summary is qualified in its entirety by reference to the offer letter, a copy of which is included as Exhibit 99.2 of this Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            99.1     Press Release of NetRatings, Inc., dated May 5, 2005.

            99.2     Offer Letter to Forrest Didier, dated April 29, 2005.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and Chief Executive Officer

                                 EXHIBIT INDEX
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EXHIBIT         DESCRIPTION
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99.1            Press Release of NetRatings, Inc., dated May 5, 2005.

99.2            Offer Letter to Forrest Didier, dated April 29, 2005.